EXHIBIT 21

SUN HEALTHCARE GROUP, INC. SUBSIDIARIES
as of March 30, 2002

Jurisdiction of Incorporation

CareerStaff Unlimited, Inc.	Delaware
CareerStaff Management, Inc.	Delaware
Phoenix-Hudson Company	Kansas
PRI, Inc.	Delaware

Masthead Corporation	New Mexico

Regency Health Services, Inc.	Delaware
Braswell Enterprises, Inc.	California
Brittany Rehabilitation Center, Inc.	California
Care Enterprises, Inc.	Delaware
Americare Homecare, Inc.	Ohio
Americare Homecare of West Virginia, Inc.	West Virginia
Americare Midwest, Inc.	Ohio
Americare of West Virginia, Inc.	West Virginia
Beckley Health Care Corp.	West Virginia
Dunbar Health Care Corp.	West Virginia
Putnam Health Care Corp.	West Virginia
Salem Health Care Corp.	West Virginia
Care Enterprises West	Utah
Care Home Health Services	California
Care Finance, Inc.	California
Circleville Health Care Corp.	Ohio
Glenville Health Care, Inc.	West Virginia
Marion Health Care Corp.	Ohio
Carmichael Rehabilitation Center	California
Coalinga Rehabilitation Center	California
Covina Rehabilitation Center	California
Evergreen Rehabilitation Center	California
Fairfield Rehabilitation Center	California
First Class Pharmacy, Inc.	California
Executive Pharmacy Services, Inc.	North Carolina
Fullerton Rehabilitation Center	California
Glendora Rehabilitation Center	California
Grand Terrace Rehabilitation Center	California
Hallmark Health Services, Inc.	Delaware
Harbor View Rehabilitation Center	California
Hawthorne Rehabilitation Center	California
Heritage Rehabilitation Center	California
Heritage-Torrance Rehabilitation Center	California
Huntington Beach Convalescent Hospital	California

Jackson Rehabilitation Center, Inc.	California
Linda-Mar Rehabilitation Center	California
Meadowbrook Rehabilitation Center	California
Newport Beach Rehabilitation Center	California
Oasis Mental Health Treatment Center, Inc.	California
Paradise Rehabilitation Center, Inc.	California
Paso Robles Rehabilitation Center	California
Regency High School, Inc.	California
Regency - North Carolina, Inc.	North Carolina
Regency Outpatient Services, Inc.	California
Pacific Beach Physical Therapy, Inc.	California
Peachwood Physical Therapy Corporation	California
Regency Rehab Hospitals, Inc.	California
Orange Rehabilitation Hospital, Inc.	Delaware
San Joaquin G. P. Corporation	New Mexico
RehabWorks of California, Inc.	California
San Bernardino Rehabilitation Hospital, Inc.	Delaware
Regency Rehabilitation Management
and Consulting Services, Inc.	California
Regency - Tennessee, Inc.	Tennessee
RHS Management Corporation	California
Rose Rehabilitation Center	California
Rosewood Rehabilitation Center, Inc.	California
Shandin Hills Rehabilitation Center	California
Stockton Rehabilitation Center, Inc.	California
SunPlus Home Health Services, Inc.	California
Vista Knoll Rehabilitation Center, Inc.	California
Willowview Rehabilitation Center	California

Retirement Care Associates, Inc.	Colorado
Bibb Health & Rehabilitation, Inc.	Georgia
Capitol Care Management Company, Inc.	Georgia
Retirement Management Corporation	Georgia
Charlton Healthcare, Inc.	Georgia
Contour Medical, Inc.	Nevada
Ameridyne Corporation	Tennessee
Atlantic Medical Supply Company, Inc.	Georgia
Americare Health Services Corp.	Delaware
Facility Supply, Inc. (Atlantic Medical Supply, Inc.-
80% interest; Contour Medical, Inc.-20% interest)	Florida
SunChoice.com, Inc.	Delaware
Contour Medical-Michigan, Inc.	Michigan
Quest Medical Supply, Inc.	Georgia
Crescent Medical Services, Inc.	Georgia
Duval Healthcare Center, Inc.	Georgia
Gainesville Healthcare Center, Inc.	Georgia
Gardendale Health Care Center, Inc.	Georgia
Jeff Davis Healthcare, Inc.	Georgia
Lake Forest Healthcare Center, Inc.	Georgia
Lake Health Care Center, Inc.	Georgia

Libbie Rehabilitation Center, Inc.	Virginia
Brent-Lox Hall Nursing Home, Inc.	Virginia
Phoenix Associates, Inc.	Virginia
Maplewood Health Care Center of Jackson, Tennessee,
Inc.	Tennessee
Mid-Florida, Inc.	Georgia
Pine Manor Rest Home, Incorporated	North Carolina
Pro-Scription, Inc.	Georgia
Quality NHF Leasing, Inc.	Georgia
Retirement Care G. P. Corporation	New Mexico
Riviera Retirement, Inc.	Georgia
Roberta Health Care Center, Inc.	Georgia
Sea Side Retirement, Inc.	Georgia
Southside Health Care Center, Inc.	Georgia
Statesboro Health Care Center, Inc.	Georgia
Summers Landing, Inc.	Georgia
Sun Coast Retirement, Inc.	Georgia
Encore G. P. Corporation	New Mexico
The Atrium Nursing Home, Inc. (75% interest)	Florida
West Tennessee, Inc.	Georgia
Willow Way, Inc.	Georgia
Woodbury Health Care Center, Inc.	Georgia

Shared Healthcare Systems, Inc. (70.4% interest)	Delaware

SHG Netherlands I, Inc.	New Mexico

SunBridge, Inc.	New Mexico

SunBridge Healthcare Corporation	New Mexico
Clipper Home of North Conway, Inc.	New Hampshire
Clipper Home of Portsmouth, Inc.	New Hampshire
Clipper Home of Rochester, Inc.	New Hampshire
Clipper Home of Wolfeboro, Inc.	New Hampshire
Goodwin Nursing Home, Inc.	New Hampshire
Living Services, Inc.	Washington
Mountain Care Management, Inc.	West Virginia
Nursing Home, Inc.	Washington
SunBridge G. P. Corporation (SunBridge Healthcare
Corporation-90% interest; SunScript Pharmacy
Corporation-10% interest)	New Mexico
SunBridge Healthcare of Colorado, Inc.	Colorado
SunBridge Rehab of Colorado, Inc.	Colorado
SunHealth Specialty Services, Inc.	New Mexico

SunBridge Healthcare of Florida, Inc.	Florida

SunCare Respiratory Services, Inc.	Indiana

SunChoice Medical Supply, Inc.	New Mexico

SunDance Rehabilitation Corporation	Connecticut
Cal-Med, Inc.	California
Accelerated Care Plus, LLC (50% interest)	Delaware
HC, Inc.	Kansas
Accelerated Care Plus, LLC (50% interest)	Delaware
NeuroFlex, Inc.	New Mexico
SRT, Inc.	New Mexico
SunAlliance Healthcare Services, Inc.	Delaware
BioPath Clinical Laboratories, Inc.	California
Golan Healthcare Group, Inc.	Massachusetts
Pacific Health Care, Inc.	Arizona
U.S. Laboratory Corp.	Delaware
SunDance Rehabilitation Services, Inc.	New Mexico

Sun Financing I	Delaware

Sun Healthcare Group International Corporation	Delaware
SHG International Holdings, Inc.	Delaware

Sun Lane Purchase Corporation	New Mexico

SunMark Nevada, Inc.	Nevada
SHG Finance, LLC (Sun Healthcare Group, Inc.-50%
member; SunMark Nevada, Inc.-50% member)	New Mexico
Sun Healthcare Group Finance Company	New Mexico

Sunmark of New Mexico, Inc.	New Mexico

SunScript Pharmacy Corporation	New Mexico
SunScript/HRA, L.L.C. (60% member)	Illinois
SunFactors, Inc.	Florida
Advantage Health Services, Inc.	Florida
HoMed Convalescent Equipment, Inc.	New Jersey
Pharmacy Factors of California, Inc.	California
Pharmacy Factors of Florida, Inc.	Florida
Pharmacy Factors of Texas, Inc.	Texas

SunSolution, Inc.	Delaware

The Mediplex Group, Inc.	New Mexico
Bergen Eldercare, Inc.	New Jersey
CareerStaff Services Corporation	Colorado
Community Re-Entry Services of Cortland, Inc.	Delaware
G-WZ of Stamford, Inc.	Connecticut
HTA of New York, Inc.	New York
LTC Staffinders, Inc.	Connecticut
Manatee Springs Nursing Center, Inc.	Florida
Mediplex Management, Inc.	Massachusetts
Mediplex Management - New Mexico, Inc.	New Mexico

Mediplex Management of New Jersey, Inc.	New Jersey
Mediplex Management of Palm Beach County, Inc.	Florida
Mediplex Management of Port St. Lucie, Inc.	Florida
Mediplex Management of Texas, Inc.	Texas
Mediplex of Connecticut, Inc.	Connecticut
Mediplex of Kentucky, Inc.	Kentucky
Mediplex of Maryland, Inc.	Maryland
Mediplex of Massachusetts, Inc.	Massachusetts
Mediplex of Concord, Inc.	Massachusetts
Mediplex of New Hampshire, Inc.	New Hampshire
Correctional Care Corp.	Massachusetts
Mediplex of New Jersey, Inc.	New Jersey
P.M.N.F. Management, Inc.	New Jersey
Mediplex of Ohio, Inc.	Ohio
Mediplex of Virginia, Inc.	Virginia
Mediplex Rehabilitation of Massachusetts, Inc.	Massachusetts
New Bedford Nursing Center, Inc.	Massachusetts
Oakview Treatment Centers of Kansas, Inc.	Kansas
Quality Care Holding Corp.	Massachusetts
Quality Nursing Care of Massachusetts, Inc.	Massachusetts
Spofford Land, Inc.	New Hampshire
Sun Care Corp.	Delaware
SunCare Services Corporation	Georgia
SunDance Services Corporation	Tennessee
Worcester Nursing Center, Inc.	Massachusetts

PARTNERSHIP INTERESTS

Name of Partnership	Shareholders/Partners	Jurisdiction of Organization
Chico Real Estate Partners, a general partnership	SunBridge G.P. Corporation - 50% partner	Washington
HSR Partners, L.P. I	CareerStaff Management, Inc. - 1% general partner; PRI, Inc. - 89% Class A limited partner; CareerStaff Unlimited, Inc. - 10% Class B limited partner	Texas
Langdon Place of Dover, a New Hampshire General Partnership	SunBridge G.P. Corporation - 5% managing partner	New Hampshire
Langdon Place of Keene Limited Partnership	SunBridge G.P. Corporation - 5% general partner	New Hampshire
L.P.E., a New Hampshire General Partnership	SunBridge G.P. Corporation - 5% managing partner	New Hampshire
San Joaquin Valley Rehabilitation Hospital	San Joaquin G.P. Corporation - 1% general partner; Orange Rehabilitation Hospital, Inc. - 69% limited partner	Delaware
SunDance Rehabilitation Texas, Limited Partnership	SunDance Rehabilitation Corporation - 1% general partner; SRT, Inc. - 99% limited partner	Texas
Tall Pines Joint Venture	Spofford Land, Inc. - 50% partner	Connecticut
The Atrium of Jacksonville, Ltd.	Retirement Care G.P. Corporation - 3% general partner; Retirement Care Associates, Inc. - 72% limited partner	Florida
Therapists Unlimited - Baltimore/ Washington D.C., L.P.	CareerStaff Management, Inc. - 1% general partner; PRI, Inc. - 99% Class A limited partner	Texas
Therapists Unlimited - Chicago, L.P. II	CareerStaff Management, Inc. - 1% general partner; PRI, Inc. - 89% Class A limited partner	Texas
Therapists Unlimited - Detroit II, L.P.	CareerStaff Management, Inc. - 1% general partner; PRI, Inc. - 89% Class A limited partner	Texas
Therapists Unlimited - Fresno, L.P.	CareerStaff Management, Inc. - 1% general partner; PRI, Inc. - 99% Class A limited partner	Texas

Therapists Unlimited - Indianapolis, L.P.	CareerStaff Management, Inc. - 1% general partner; PRI, Inc. - 99% Class A limited partner	Texas
Therapists Unlimited - Seattle, L.P.	CareerStaff Management, Inc. - 1% general partner; PRI, Inc. - 99% Class A limited partner	Texas
W.R. Partners (Warner Robins), L.P.	Retirement Care Associates, Inc. - 1% general partner; Retirement Care Associates, Inc. - 49% limited partner	Georgia
West Jersey/Mediplex Rehabilitation, Limited Partnership	Mediplex of New Jersey, Inc. - 89% general partner; Bergen Eldercare, Inc. - 11% Class A limited partner	New Jersey